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                     ING JPMORGAN FLEMING INTERNATIONAL
                         ENHANCED EAFE PORTFOLIO


                       Supplement Dated July 8, 2003
                          To ING Investors Trust
     Adviser Class, Institutional Class, and Service Class Prospectuses
                              Dated May 1, 2003


(1) On May 29, 2003, the Board of Trustees (the "Board") of ING Investors Trust approved the appointment of Julius Baer Investment Management, Inc. ("Julius Baer") to serve as Sub-Adviser to the ING JPMorgan Fleming International Enhanced EAFE Portfolio. As such, J.P. Morgan Fleming Asset Management (London) Limited will no longer be the Portfolio's Sub-Adviser effective September 2, 2003. In connection with this Sub-Adviser change, the Portfolio's name will be changed to the ING Julius Baer Foreign Portfolio. Further, the Board approved changing the Portfolio's investment objective from that of seeking total return from long-term capital growth and income to an objective of seeking long-term growth of capital. In addition, the Board approved changing the sub-classification of the Portfolio from "non-diversified" to "diversified."

(2) This supplement serves as notification of the Sub-Adviser, Portfolio name, and investment objective and strategy change only. It is anticipated that a substitution supplement that will replace the ING JPMorgan Fleming International Enhanced EAFE Portfolio description with a description of the ING Julius Baer Foreign Portfolio will be filed and mailed on September 2, 2003. Further, Directed Services, Inc. ("DSI"), the Portfolio's adviser, will enter into a sub-advisory agreement with Julius Baer and plans to mail a comprehensive explanation (an "information statement") of the new sub-advisory agreement between DSI and Julius Baer, as well as of the Portfolio Management Agreement between ING Investors Trust, DSI, and Julius Baer, to shareholders by December 2, 2003.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE